                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported) December 19, 2002
                                                        -----------------



                  Registrant, State of Incorporation,
Commission File   Address of Principal Executive Offices   I.R.S. employer
Number            and Telephone Number                     Identification Number

1-8788            SIERRA PACIFIC RESOURCES                 88-0198358
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                     88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000

0-508             SIERRA PACIFIC POWER COMPANY             88-0044418
                  P.O. Box 10100 (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011


                                      None
--------------------------------------------------------------------------------
            (Former name, former address and former fiscal year, if
                           changed since last report)


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ITEM 5.  OTHER EVENTS

         On December 19, 2002, Federal Energy Regulatory Commission ("FERC") Administrative Law Judge ("ALJ") Carmen Cintron issued an order dismissing complaints filed by Nevada Power Company and Sierra Pacific Power Company (the "Utilities") against 9 of their major electric energy suppliers under section 206 of the Federal Power Act. The Utilities' complaints requested that the FERC reduce the price of electric power for certain contracts they entered into in 2001 for deliveries in the summer of 2002 and thereafter. The Utilities have already paid the full contract price for all power actually delivered by their suppliers, but are contesting and will continue to contest claims made by those suppliers, including Enron Power Marketing, Inc., that terminated their contracts with the Utilities. Judge Cintron stated that the Utilities did not meet the public interest standard burden of proof, which she believed applied to the reformation of the Utilities' contracts. The Utilities plan to file a brief with the full FERC taking exception to the ALJ's findings on or before January 18, 2003. The full FERC is not expected to issue a final ruling on the matter until May 31, 2003.

         On December 19, 2002, the federal bankruptcy court judge overseeing the bankruptcy case of Enron Power Marketing, Inc. ("Enron") rendered a decision in the lawsuit filed by Enron in its bankruptcy case asserting claims for damages related to the termination of its power supply agreements with the Utilities. The bankruptcy court judge ordered the Utilities to pay into escrow $16 million for Nevada Power Company and $6 million for Sierra Pacific Power Company, for power previously delivered by Enron to the Utilities under their terminated power contracts. The judge deferred rendering a decision with respect to Enron's claims for termination payments for undelivered power allegedly due under the terminated contracts of $200 million and $87 million for Nevada Power Company and Sierra Pacific Power Company, respectively, until an unspecified date in the future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


(a)      Financial Statements of Businesses Acquired
         -------------------------------------------

         Not required


(b)      Pro forma financial information
         -------------------------------

         Not required


(c)      Exhibits
         --------

         None



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                  SIERRA PACIFIC RESOURCES
                                  (Registrant)



Date:  December 23, 2002          By: /s/ John E. Brown
                                      ------------------------------
                                      John E. Brown
                                      Vice President and Controller


                                  NEVADA POWER COMPANY
                                  (Registrant)




Date:  December 23, 2002          By: /s/ John E. Brown
                                      ------------------------------
                                      John E. Brown
                                      Vice President and Controller


                                  SIERRA PACIFIC POWER COMPANY
                                  (Registrant)




Date:  December 23, 2002          By: /s/ John E. Brown
                                      ------------------------------
                                      John E. Brown
                                      Vice President and Controller